UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a-12

NEXAIRA WIRELESS INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NEXAIRA WIRELESS INC.
Suite 1404 – 510 West Hastings Street
Vancouver, British Columbia, Canada V6B 1L8

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 22, 2010
2:00 P.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF NEXAIRA WIRELESS INC.:

NOTICE IS HEREBY GIVEN that Nexaira Wireless Inc., a Nevada corporation, will hold its Annual Meeting of Stockholders (the “Meeting”) on June 22, 2010 at 2:00 p.m. (Vancouver time) at Suite 1404 – 510 West Hastings Street, Vancouver, British Columbia.

The Meeting is being held for the following purposes:

1.	To elect Mark Sampson, Ralph Proceviat, Brad Weinert, James Grey and Michael Donnell as the directors of the company for a one-year term expiring on the day of the 2011 Annual Meeting of Stockholders;

2.

To ratify the selection of BDO Seidman, LLP, as our independent registered public accounting firm for the year ending October 31, 2010 and to authorize the board of directors to fix the remuneration of the auditors;

3.	To approve our 2009 Stock Option Plan; and

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The board of directors has fixed the close of business on May 12, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At the Meeting, each of the shares of common stock represented in person or by proxy at the Meeting will be entitled to one vote on each matter properly brought before the Meeting.

Your attention is directed to the accompanying proxy statement which summarizes each item. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Mark Sampson
Mark Sampson
President, Chief Executive Officer and Director

Dated: May 25, 2010

NEXAIRA WIRELESS INC.
Suite 1404 – 510 West Hastings Street
Vancouver, British Columbia
Canada V6B 1L8

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors (the “Board”) of Nexaira Wireless Inc. (“we”, “us”, or “our”) is soliciting proxies for use at the annual meeting of stockholders (the “Meeting”) to be held on Thursday, June 22, 2010, at 2:00 p.m., Vancouver time, at Suite 1404 – 510 West Hastings Street, Vancouver, British Columbia, Canada, or at any adjournment of the Meeting. These materials are expected to be first sent or given to our stockholders on or about May 27, 2010.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;

  this proxy statement for the annual meeting of stockholders;

  the proxy card; and

  our annual report on Form 10-K for the fiscal year ended October 31, 2009, as filed with the Securities and Exchange Commission on January 29, 2010.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on June 22, 2010

This proxy statement and our annual report on Form 10-K for the fiscal year ended October 31, 2009 are also available at http://www.nexaira.com/agmproxy.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the Meeting?

Our stockholders will vote on:

  the election of directors;

  the ratification of appointment of our independent registered public accounting firm; and

  the approval of our 2009 Stock Option Plan.

The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the Meeting, but you do not need to attend the Meeting in person to vote your shares. Even if you do not plan to attend the Meeting, please complete, sign and return your proxy card.

Who can vote at the Meeting?

The Board has fixed the close of business on May 12, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting. If you were a stockholder of record on the record date, you are entitled to vote at the Meeting.

As of the record date of May 12, 2010, 59,308,785 shares of our common stock were issued and outstanding and, therefore, a total of 59,308,785 votes are entitled to be cast at the Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the Meeting or by proxy.

  To vote in person, come to the Meeting, and we will give you a ballot when you arrive.

  If you do not wish to vote in person or you will not be attending the Meeting, you may vote by proxy. Please complete, date, sign, and return by mail the enclosed proxy card to the offices of our transfer agent, Empire Stock Transfer, of 1859 Whitney Mesa Drive, Henderson, NV 89014, Attention: Patrick Mokros. To be represented at the Meeting, the enclosed proxy must be deposited at the offices of our transfer agent at least 48 hours (excluding Saturdays, Sundays, and holidays) before the Meeting or be presented at the Meeting.

If you hold your shares in “street name” and:

  you wish to vote in person at the Meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the Meeting.

  If you do not wish to vote in person or if you will not be attending the Meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, complete, date, sign, and return each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of the holders of a majority of the stock having voting power present in person or represented by proxy will be sufficient to elect directors or to approve a proposal.

  For the election of directors, each nominee who receives more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as a director. There is no cumulative voting in the election of directors.

  For the ratification of the appointment of the independent registered public accounting firm, to be approved, the proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

  For the approval of the 2009 Stock Option Plan, to be approved, the proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

A written consent form that has been signed, dated and delivered to us with the “For” box checked will constitute consent for the proposal. A written consent form that has been signed, dated and delivered to us with the “Against” or “Abstain” boxes checked or without any of the boxes checked will be counted as a vote against the proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit a signed proxy card without specifying how you want to vote your shares, the proxy holders will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least one third of the stock issued and outstanding and entitled to vote at the Meeting as of the record date are present in person or represented by proxy. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly submit a valid proxy card by mail or present in person at the Meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the stockholders entitled to vote at the Meeting, present in person or represented by proxy will have power to adjourn the Meeting from time to time until a quorum will be present.

How does the board of directors recommend that I vote?

The Board recommends that you vote your shares:

  “For” the election of all nominees for directors;

  “For” the ratification of the appointment of the independent registered public accounting firm; and

  “For” the approval of the 2009 Stock Option Plan.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a stockholder of record, after revoking your proxy, you may vote again on a later date by signing and returning a new proxy card with a later date or by attending the Meeting in person. Your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked. If you are a stockholder of record, you may revoke your proxy by doing any one of the following:

  You may submit another proxy card with a later date;

  You may send a written notice that you are revoking your proxy to us at Nexaira Wireless Inc., 1404 – 510 West Hastings Street, Vancouver, British Columbia, Canada V6B 1L8, Attention: President before the date of the Meeting; or

  You may attend the Meeting and vote in person.

If you hold your shares in street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Meeting?

You may call us at 1 (604) 682-5629 if you want to obtain information or directions to be able to attend the Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Do I have rights of appraisal or similar rights of dissent with respect to these proposals?

No. Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with the rights of appraisal or similar rights of dissenters with respect to these proposals.

Advice To Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as a substantial number of stockholders do not hold shares in their own name. Stockholders who do not hold their shares in their own name (referred to in this proxy statement as “Beneficial Stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of the shares can be recognized and acted upon at the Meeting. If shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares will not be registered in the stockholder’s name on the records of our company. Such shares will more likely be registered under the names of the stockholder’s broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co., as nominee for the Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for the Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Stockholders should ensure that instructions respecting the voting of their shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders’ meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares are voted at the Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the proxy card provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services (“ADP”) in the United States and Independent Investor Communications Company (“IICC”) in Canada. ADP and IICC typically apply a special sticker to proxy forms and mail those forms to the Beneficial Stockholders. Beneficial Stockholders should return the proxy forms to ADP for the United States and IICC for Canada. ADP and IICC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Stockholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote shares directly at the Meeting – the proxy must be returned to ADP or IICC, as the case may be, well in advance of the Meeting in order to have their shares voted at the Meeting.

Although a Beneficial Stockholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend at the Meeting as proxyholder for the registered stockholder and vote the shares in that capacity. Beneficial Stockholders who wish to attend at the Meeting and indirectly vote their shares as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend at the Meeting and vote his or her shares.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

At the Meeting, our stockholders will be asked to consider three proposals: (1) the election of the Board; (2) the appointment of independent accountants; and (3) the approval of the 2009 Stock Option Plan. A summary of these proposals is as follows:

Proposal 1.	Election of Directors.

The entire Board is elected annually by our stockholders at the Meeting. The Board has selected five nominees based upon their ability and experience. The nominees are: Mark Sampson, Ralph Proceviat, Brad Weinert, James Grey and Michael Donnell. All of the nominees are currently serving as directors of our company. A description of the business experience of each of our incumbent directors, is included below under the heading “Nominees for Directors”.

The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2.	Appointment of Independent Accountants.

The Audit Committee has nominated BDO Seidman, LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next annual meeting in 2011. Prior to the appointment of BDO Seidman, LLP as our independent registered public accounting firm, our independent registered public accounting firm was Manning Elliott LLP, Chartered Accountants. A copy of the documents filed with the Securities and Exchange Commission pertaining to our change of independent registered public accountants is included as Appendix A to this proxy statement.

BDO Seidman, LLP, provided audit and other services in 2009 and 2008, for which we paid the following fees:

	2009	2008
Audit Fees	$64,000	$113,025
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$64,000	113,025

The Audit Committee has reviewed with BDO Seidman, LLP, whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of BDO Seidman, LLP, will be present by conference call at the Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders via conference call.

The Board recommends that you vote FOR approval of BDO Seidman, LLP, as the independent registered public accounting firm for our company.

Proposal 3.	Approval of 2009 Stock Option Plan.

On September 28, 2009, the Board adopted our 2009 Stock Option Plan (the “Plan”). Under the Plan, options to acquire common shares may be granted to directors, officers, consultants and employees of our company. A total of 15,000,000 common shares may be issued under the Plan. A copy of the Plan is attached to this proxy statement as Appendix B. For more information, see below under the heading, “2009 Stock Option Plan”.

The Board recommends that you vote FOR the approval of the Plan at the Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Mark Sampson(1) British Columbia, Canada	President, Chief Executive Officer and Director	54	September 29, 2009
Ralph Proceviat(1) British Columbia, Canada	Chief Financial Officer and Director	59	September 29, 2009
Brad Weinert(1) California, USA	Director	50	September 29, 2009
James Grey(1) British Columbia, Canada	Director	62	September 29, 2009

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Garry Bourns(2) Alberta, Canada	Director	49	September 29, 2009
Bernard Parkinson(2) Alberta, Canada	Director	56	September 29, 2009
Michael Donnell Parker, Colorado	Director	50	May 18, 2010
Sherrill Aspin British Columbia, Canada	Secretary	61	September 29, 2009
(1)	Member of our Audit Committee.

(2)

Messrs. Bourns and Parkinson have determined not to stand for re-election at the Meeting and, accordingly, have tendered their resignations as directors, with such resignations to be effective as of June 22, 2010.

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our current bylaws provide for a board of directors of between one and fifteen directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. As of the date of this proxy statement, the Board is comprised of seven directors. However, two of our directors, Bernard Parkinson and Garry Bourns, have given us notice of their intention not to stand for re-election at the Meeting and, accordingly, have tendered their resignations, with such resignations to be effective as of June 22, 2010. At the Meeting, stockholders will vote for the appointment of five nominees to the Board, as described below under the heading, “Nominees for Election”, such that, if all of the nominees are appointed at the Meeting, the Board will consist of five directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

During fiscal 2009, we had no formal meetings but acted by unanimous consent resolution 17 times. All of the directors of the company at the given times gave written consent to such actions.

We have not adopted a formal policy with respect to the members of our Board attending meetings of the Board.

Nominees for Election

The entire Board is elected annually by the stockholders at the Meeting. The Board has selected five nominees based upon their ability and experience. The nominees are: Mark Sampson, Ralph Proceviat, Brad Weinert, James Grey and Michael Donnell. All of the nominees are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

Set forth below is biographical information for each person nominated for election to the Board.

Mark Sampson, President and CEO, Director

Mr. Sampson has over 20 years of executive management experience in the telecommunications and information technology sectors with data and Internet companies such as AT&T Canada and Telus Advanced Communications and has served as president and chief executive officer of both public and private companies. He was appointed president of Nexaira in May of 2008 and chief executive officer in August 2008. From August 2007 to date, he has been a partner at Level 10 Capital Corp. From December 2005 to January 2007, he served as president and chief executive officer of GEM Solutions Inc,. and from December 2003 to December 2005, he was president and chief executive officer of IP Applications Ltd.

Ralph Proceviat, Chief Financial Officer, Director

Mr. Proceviat is a Chartered Accountant with more than 25 years of business experience in diverse industries including high technology, telecommunications, real estate development and brokerage and manufacturing. He has held various executive positions with public and private organizations operating throughout the United States and Canada. He was appointed chief financial officer of Nexaira Inc. in May 2008 and is a member of its board of directors. He has been the president of Level 10 Capital Corp. since May 2007. From 2001 to 2005, he was the chairman and president of ThrillTime Entertainment International, Inc., a publicly traded company.

Brad Weinert, Director

Mr. Weinert has more than 28 years of experience in the high-technology industry including wireless data networking, computer software, local and wide area networking, telecommunications, online commerce and computer hardware and peripherals in both public and private companies. He currently serves as president and chief operating officer of Awarepoint, a wireless real-time location company. Mr. Weinert also served as president of Novatel Wireless from August 2007 to December 2008, and as acting chief executive officer from November 2006 to August 2007, chief operating officer from November 2006 to August 2007, and senior vice president of business development from March 2003 to April 2006.

James Grey, Director

Mr. Grey is a veteran IT and Telecom executive with over 30 years of business development experience for companies including Radiant Communications (RCN.V), BC Telecom, Telus and IBM. In his capacity as executive vice president of Telus and president of Telus Advanced Communications, he was responsible for business data communications services and managed data services, as well as consumer and business internet services. As chief executive officer of Radiant, Jim led the company from a start up to one of Profit Magazine’s fastest growing companies reaching 27th position in 2004. Mr. Grey left Radiant in October 2005 after 5 years and has focused his time since then on being an active board member focusing primarily on technology companies.

Michael Donnell, Director

Mr. Donnell has more than 25 years of experience leading public and private telecommunications and software companies ranging in size from start-up phase to organizations with 2,500 employees. From September 2008 to August 2009, Mr. Donnell was president and chief executive officer of Sutus, an IT and telephony appliance manufacturer. From September 2006 to August 2009, he served as the president and chief executive officer of New Global Telecom, Inc., a wholesale hosted provider of VoIP services for commercial accounts, where he engineered the signing of Comcast and Microsoft to a strategic partnership and distribution agreement that ultimately led to the acquisition of New Global Telecom by Comcast in February 2010. From August 2003 to May 2005, he served as president and chief executive officer of ZI Corporation (formerly a NASDAQ listed company prior to its acquisition in 2009 by Nuance Communications, Inc.), a mobile phone software development company. Prior to this, he served as chief executive officer of Cellular One and president of the western region of PageNet (Paging Network, Inc.), where he was responsible for opening new markets and managing continuing operations in the western United States. Mr. Donnell has also provided market development, business planning and financing advice to a number of firms in the telecommunications, hardware and software sectors. He graduated from Central Oklahoma University with a Bachelor of Business Administration degree.

Vote Required and Board Recommendation

The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth below, no person who has been a director or executive officer of our company at any time since the beginning of the last fiscal year, no nominee for director, and no associate of any such people, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon, other than elections to office, other than an interest arising from the ownership of shares of our common stock where the stockholder receives no extra or special benefit not shared on a pro rata basis by other holders of the same class.

Each of our incumbent and nominee directors and executive officers has an interest in Proposal 3, being the approval of the Plan, as each of such persons has received, or will be entitled to receive, grants of stock options under the Plan.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended October 31, 2009 all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name/Position	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Mark Sampson	3	6	None
Ralph Proceviat	2	8	None
Garry Bourns	1	2	None
Brad Weinert	1	1	None
Bernard Parkinson	1	1	None
James Grey	1	1	None
Sherrill Aspin	2	3	None

Audit Committee

The Board established an audit committee on October 26, 2009. Following this date, Messrs. Grey, Weinert, Sampson and Proceviat have acted as the members of the audit committee. Messrs. Grey and Weinert are independent as defined by Nasdaq Marketplace Rule 4200(a)(15) or National Instrument 52-110 as adopted by the British Columbia Securities Commission. The audit committee is directed to: review the scope, cost and results of the independent audit of our books and records; review the results of the annual audit with management; review the adequacy of our accounting, financial and operating controls; recommend annually to the Board the selection of the independent registered accountants; consider proposals made by the independent registered chartered accountants for consulting work; and report to the Board, when so requested, on any accounting or financial matters. The audit committee has also been appointed as the “Plan Administrator” for the Plan, with full rights to grant, change and administer the Plan. The Board adopted its charter for the audit committee on October 26, 2009.

Audit Committee Financial Expert

The Board has determined that our company has two audit committee financial experts serving on the audit committee, being James Grey and Ralph Proceviat.

James Grey

Mr. Grey has a Bachelor of Commerce degree and has served on the board of directors for a number of public and private companies, often as a member or chair of the finance committee.

Ralph Proceviat

Mr. Proceviat is a Chartered Accountant with more than 25 years of business experience in diverse industries including high technology, telecommunications, real estate development and brokerage and manufacturing.

Nomination Procedures For Appointment of Directors

As of October 31, 2009, we had not effected any material changes to the procedures by which our stockholders may recommend nominees to the Board. The Board does not have a policy with regards to the consideration of any director candidates recommended by our stockholders. The Board has determined that it is in the best position to evaluate our company’s requirements as well as the qualifications of each candidate when the Board considers a nominee for a position on the Board. If stockholders wish to recommend candidates directly to the Board, they may do so by sending communications to the president of our company at Suite 1404 – 510 West Hastings Street, Vancouver, British Columbia, Canada, V6B 1L8.

Code of Ethics

On October 30, 2009, the Board adopted a Code of Ethics and Business Conduct that applies to, among other persons, our company’s president and chief executive officer (being our principal executive officer) and our company’s chief financial officer (being our principal financial officer and principal accounting officer), as well as persons performing similar functions. As adopted, our Code of Ethics and Business Conduct sets forth written standards that are designed to deter wrongdoing and to promote:

1.	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

3.	compliance with applicable governmental laws, rules and regulations;

4.	the prompt internal reporting of violations of the Code of Ethics and Business Conduct to an appropriate person or persons identified in the Code of Ethics and Business Conduct; and

5.	accountability for adherence to the Code of Ethics and Business Conduct.

Our Code of Ethics and Business Conduct requires, among other things, that all of our company’s personnel shall be accorded full access to our president, secretary and treasurer and our chief financial officer with respect to any matter which may arise relating to the Code of Ethics and Business Conduct. Further, all of our company’s personnel are to be accorded full access to the Board if any such matter involves an alleged breach of the Code of Ethics and Business Conduct by our president or our chief financial officer.

In addition, our Code of Ethics and Business Conduct emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our company’s president. If the incident involves an alleged breach of the Code of Ethics and Business Conduct by the president, the incident must be reported to any member of the Board. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company’s Code of Ethics and Business Conduct.

National Instrument 52-110

We are a reporting issuer in the Province of British Columbia. National Instrument 52-110 of the Canadian Securities Administrators requires our company, as a venture issuer, to disclose annually in our proxy statement certain information concerning the constitution of our audit committee and our relationship with our independent auditor. As defined in National Instrument 52-110, Messrs. Weinert and Grey are independent directors. For a description of the education and experience of our audit committee members that is relevant to the performance of their respective responsibilities as audit committee members, please see the disclosure under the heading “Nomination and Election of Directors”.

Our audit committee was formed on October 26, 2009. Our audit committee consists of Mark Sampson, Ralph Proceviat, Brad Weinert and James Grey. Messrs. Grey and Proceviat are “financially literate”, as defined in National Instrument 52-110, as they have the industry experience necessary to understand and analyze financial statements of our company, as well as the understanding of internal controls and procedures necessary for financial reporting and as a result, have the necessary financial expertise to be classified as “financially literate”.

The audit committee is responsible for review of both interim and annual financial statements for our company. For the purposes of performing their duties, the members of the audit committee have the right at all times, to inspect all the books and financial records of our company and any subsidiaries and to discuss with management and the external auditors of our company any accounts, records and matters relating to the financial statements of our company. The audit committee will meet periodically with management and annually with the external auditors.

Since the commencement of our company’s most recently completed financial year, the Board has not failed to adopt a recommendation of the audit committee to nominate or compensate an external auditor.

Since the commencement of our company’s most recently completed financial year, our company has not relied on the exemptions contained in sections 2.4 or 8 of National Instrument 52-110. Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 (Exemptions) permits a company to apply to a securities regulatory authority for an exemption from the requirements of National Instrument 52-110 in whole or in part.

The audit committee has adopted specific policies and procedures for the engagement of non-audit services as set out in the Audit Committee Charter of our company. A copy of our company’s Audit Committee Charter was filed as an exhibit to our annual report on Form 10-K filed with the SEC on January 29, 2010.

National Instrument 58-110

We are a reporting issuer in the Province of British Columbia. National Instrument 58-110 of the Canadian Securities Administrators requires our company, as a venture issuer, to disclose annually in our proxy statement certain information concerning corporate governance disclosure.

Board of Directors

The Board currently acts with seven members consisting of Mark Sampson, Ralph Proceviat, Brad Weinert, James Grey, Michael Donnell, Garry Bourns and Bernard Parkinson. Mr. Bourns and Mr. Parkinson have tendered their resignations as directors of our company, with such resignations to be effective as of June 22, 2010. We have determined that Messrs. Sampson and Proceviat are not independent as that term is defined in National Instrument 52-110 due to the fact that they are officers of our company. Messrs Weinert, Grey, Donnell, Bourns and Parkinson are independent.

The Board facilitates its exercise of independent supervision over management by endorsing the guidelines for responsibilities of the Board as set out by regulatory authorities on corporate governance in Canada and the United States. The Board’s primary responsibilities are to supervise the management of our company, to establish an appropriate corporate governance system, and to set a tone of high professional and ethical standards.

The Board is also responsible for:

-	selecting and assessing members of the Board;

-
choosing, assessing and compensating the president, secretary and treasurer of our company, approving the compensation of all executive officers and ensuring that an orderly management succession plan exists;

-	reviewing and approving our company’s strategic plan, operating plan, capital budget and financial goals, and reviewing its performance against those plans;

-	adopting a code of conduct and a disclosure policy for our company, and monitoring performance against those policies;

-	ensuring the integrity of our company’s internal control and management information systems;

-	approving any major changes to our company’s capital structure, including significant investments or financing arrangements; and

-	reviewing and approving any other issues which, in the view of the Board or management, may require Board scrutiny.

Directorships

Other than as set out below, our directors are not currently directors of any other reporting issuers (or the equivalent in a foreign jurisdiction).

Name of Director	Name of Reporting Issuer	Exchange	Term
Bernard Parkinson(1)	Platinum Communications Corporation	TSX Venture Exchange	May 2009 to Present
(1)	Mr. Parkinson has determined not to stand for re-election at the Meeting and, accordingly, has tendered his resignation as a director, with such resignation to be effective as of June 22, 2010.

Orientation and Continuing Education

We have an informal process to orient and educate new recruits to the Board regarding their role on the Board, our committees and our directors, as well as the nature and operations of our business. This process provides for an orientation with key members of the management staff, and further provides access to materials necessary to inform them of the information required to carry out their responsibilities as a board member. This information includes the most recent Board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements.

The Board does not provide continuing education for its directors. Each director is responsible for maintaining the skills and knowledge necessary to meet his obligations as director.

Nomination of Directors

The Board is responsible for identifying new director nominees. In identifying candidates for membership on the Board, the Board takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the Board, together with management, is responsible for conducting background searches, and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director’s contributions at Board meetings, service on committees, experience, and their general ability to contribute to one or more of our company’s major needs. However, due to our stage of development and our need to deal with other urgent priorities, the Board has not yet implemented such a process of assessment.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

We have set forth in the following table certain information regarding common stock beneficially owned on May 12, 2010 (the record date) for (i) each stockholder we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our company’s executive officers and directors and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of May 12, 2010, we had 59,308,785 shares of common stock issued and outstanding. Accordingly, 59,308,785 shares are entitled to one (1) vote per share at the Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class (2)
Mark Sampson 6204 Imperial Avenue West Vancouver, BC V7W 2J2	6,232,771 (3)	10.2%
Ralph Proceviat 4817 Oaktree Court Burnaby, BC V5G 4K9	14,893,489 (4)	23.6%
Garry Bourns(9) 41 Strathlea Court SW Calgary, AB T3H 4T4	3,500,175 (5)	5.9%
Brad Weinert 8641 Dallas Street La Mesa, CA 91942	Nil (6)	Nil
Bernard Parkinson(9) 166 Somme Avenue SW Calgary, AB T2T 6H6	2,625,175	4.4%
James Grey 2462 Carr Lane West Vancouver, BC V7S 3H5	Nil (7)	Nil
Sherrill Aspin 11646 94th Avenue Delta, BC V4C 3R6	1,062,500 (8)	1.8%
Michael Donnell Parker, Colorado	Nil	Nil
Directors and Officers as a group	28,314,110	45.7
(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Percentage based on 59,308,785 shares of common stock outstanding on May 12, 2010, including shares of restricted stock subject to options or warrants currently exercisable or exercisable within 60 days of May 12, 2010, which are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)

Does not include 1,312,500 options exercisable within 60 days, the exercise of which is conditional upon approval of the Plan. Includes warrants exercisable within 60 days that are owned by 885084 Alberta Inc., a company owned or controlled by Mark Sampson: 350,000 warrants, each of which entitles the holder to purchase one share of common stock at the exercise price of $0.20 per share on or before January 15, 2011, and 423,674 warrants each of which entitles the holder to purchase one share of common stock at the exercise price of $1.00 per share on or before January 6, 2012.

(4)

Includes 7,633,066 common shares owned by 0793296 B.C. Ltd., a company owned or controlled by Ralph Proceviat, and 350,000 common shares owned by Level 10 Capital Corp, a company owned or controlled by Ralph Proceviat. Also includes 1,225,000 warrants exercisable within 60 days that are owned by 0793296 B.C. Ltd, 875,000 of which entitle the holder to purchase one common share at the exercise price of $0.10 per share until June 29, 2011, and 350,000 of which entitle the holder to purchase one common share at the exercise price of $0.20 per share until January 15, 2011. Also includes 700,000 warrants exercisable within 60 days that are owned by 0793296 B.C. Ltd, all of which are exercisable at a price of $1.00 per share until February 23, 2012. Does not include 875,000 options held by Ralph Proceviat and 1,129,034 options held by 0792396 B.C. Ltd that are exercisable within 60 days, the exercise of which is conditional upon approval of the Plan.

(5)	Includes 875,000 common shares are owned by 1125173 Alberta Ltd., a company owned or controlled by Garry Bourns.

(6)	Does not include 437,500 options exercisable within 60 days, the exercise of which is conditional upon approval of the Plan

(7)	Does not include 437,500 options exercisable within 60 days, the exercise of which is conditional upon approval of the Plan.

(8)	Does not include 350,000 options exercisable within 60 days, the exercise of which is conditional upon approval of the Plan. Includes 500,000 shares owned by Sherrill Aspin’s spouse.

(9)

Messrs. Bourns and Parkinson have determined not to stand for re-election at the Meeting and, accordingly, have tendered their resignations as directors, with such resignations to be effective as of June 22, 2010.

Change of Control

In connection with a share purchase agreement dated October 28, 2009, our former president and director agreed to return to treasury 40,800,000 restricted shares of our common stock in exchange for the acquisition of all of the issued and outstanding shares of Westside Publishing Ltd. By a return to treasury agreement dated October 28, 2009, our other former officer and director agreed to return to treasury 20,000,000 restricted shares of our common stock. As a result of these cancellations, which were effective as of October 30, 2009, and the conversion of the $1,600,000 of debt into 19,250,000 restricted shares, which was effective November 10, 2009, the former shareholders of Nexaira held 34,779,262 restricted shares, or 62.6% of the total 55,579,262 issued and outstanding shares as of November 10, 2009, being the date of completion of these transactions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

The following table shows the compensation received by our executive officers for the periods indicated:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Slawek Kajko Former President, Secretary and Treasurer(1)	2009 2008	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Edward Dere Former Vice President(1)	2009 2008	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Nexaira Executives and Directors (2)
Mark Sampson President, CEO and Director	2009 2008	240,000 (3) 90,398 (3)	Nil Nil	Nil Nil	3,965 (6) 26,500 (6)	Nil Nil	Nil Nil	Nil Nil	243,965 116,898
Ralph Proceviat CFO, Treasurer and Director	2009 2008	180,000 (4) 90,398 (4)	Nil Nil	Nil Nil	2,643 (6) 17,667 (6)	Nil Nil	Nil Nil	Nil Nil	182,643 108,065
JR Yakel Vice President of Sales	2009 2008	147,692 88,154	Nil Nil	Nil Nil	1,322 17,083	Nil Nil	Nil Nil	40,004 (5) 116,708 (5)	189,018 221,945
(1)	Messrs. Kajko and Dere resigned as directors and officers of our company effective as of September 29, 2009.
(2)	The information provided for Nexaira officers and directors relates to the 12 months of its fiscal year ending October 31, 2009 and the twelve month period ended October 31, 2008.
(3)

This compensation was paid by way of a monthly consulting fee paid to Level Ten Corporate Services, Inc., a Canadian company, pursuant to a Consulting Management Services Agreement with NexAira Inc. In turn Level Ten Corporate Services, Inc paid fees to a Canadian company owned or controlled by Mark Sampson. Consulting fees for the year ended October 31, 2008 commenced February, 2008. Of the $240,000 fees for 2009, $102,300 remains unpaid.

(4)

This compensation was paid by way of a monthly consulting fee paid to Level Ten Corporate Services, Inc, a Canadian company owned or controlled by Ralph Proceviat, pursuant to a Consulting Management Services Agreement with NexAira Inc. Consulting fees for the year ended October 31, 2008 commenced February, 2008. Of the $180,000 fees for 2009, $76,725 remains unpaid.

(5)

Fees paid to JR Yakel from November 1, 2008 to January 31, 2008 were paid by way of a monthly consulting fee paid to a company owned or controlled by JR Yakel. Effective February 1, 2008, Mr. Yakel’s status changed to that of an employee of our wholly-owned subsidiary, Nexaira, Inc. Other compensation consists of commissions.

(6)

The value of the stock-based compensation is determined by using the Black-Scholes model, with the following assumptions: a weighted average expected life of 3 years, expected volatility of 50% to 60%, risk free interest rates of 1.31% to 2.89% and expected dividend yield of 0%.

Outstanding Equity Awards at Fiscal Year-End

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date ($)	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Slawek Kajko Former President, Secretary ,Treasurer and Director(1)	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Edward Dere Former Vice President and Director(1)	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Mark Sampson (2) President, CEO and Director	1,312,500	Nil	Nil	0.15	July 17, 2013	Nil	Nil	Nil	Nil
Ralph Proceviat(1) CFO, Treasurer and Director	875,000	Nil	Nil	0.15	July 17, 2013	Nil	Nil	Nil	Nil
JR Yakel(3) Vice President of Sales	525,000	Nil	Nil	0.15	July 17, 2013	Nil	Nil	Nil	Nil
(1)	Messrs. Kajko and Dere resigned as directors and officers of our company effective as of September 29, 2009.
(2)	Messrs. Sampson and Proceviat were appointed as directors and officers of our company effective as of September 29, 2009.
(3)	Mr. Yakel is Vice President of Sales of our wholly-owned subsidiary, Nexaira, Inc.

On September 28, 2009, the Board adopted the 2009 Stock Option Plan by unanimous consent resolution, with effectiveness of the Plan conditional upon stockholder approval. Under the Plan, eligible employees, consultants, and such other persons, other than directors, subject to tax in the United States who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the Plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the Plan, who are subject to tax in the United States, may receive “incentive stock options,” and non-United States residents may receive awards of “options.” The purpose of the Plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company. The aggregate number of shares of our company’s common stock with respect to which stock options may be granted under the Plan shall not exceed 15,000,000 shares. In general, if awards under the Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such options will again be available for the grant of awards under the Plan. For more information, see “Approval of 2009 Stock Option Plan”.

Compensation of Directors

We have approved a policy of compensating our non executive directors for their service in their capacity as directors at a nominal $1,000 per month plus out-of-pocket expenses. During the fiscal year ended October 31, 2009, $43,000 was accrued of which $1,000 was paid to one director. We may reimburse our directors for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Our Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compensation Earnings Option Awards ($)	All Other Compen- sation ($)	Total ($)
Jim Grey Director	$7,000	Nil	$316	Nil	Nil	Nil	$7,316
Garry Bourns(2) Director	$11,000	Nil	Nil	Nil	Nil	Nil	$11,000
Bernard Parkinson(2) Director	$7,000	Nil	Nil	Nil	Nil	Nil	$7,000
Brad Weinert Director	$9,000	Nil	$316	Nil	Nil	Nil	$9,316
(1)

Compensation paid to each of Mark Sampson and Ralph Proceviat is included above under the heading “Summary Compensation Table”. Neither Mr. Sampson nor Mr. Proceviat received compensation for their services as directors during the fiscal year ended October 31, 2009.

(2)

Messrs. Bourns and Parkinson have determined not to stand for re-election at the Meeting and, accordingly, have tendered their resignations as directors, with such resignations to be effective as of June 22, 2010.

Employment Contracts and Termination of Employment and Change in Control Arrangements

Other than as set out below, we have not entered into any employment agreement or consulting agreements with our directors and executive officers. There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of the Board in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

On March 17, 2008, we entered into a consulting and management services agreement with Level Ten Corporate Services, Inc (“Level Ten”). Our chief financial officer is also an officer of Level Ten. This agreement provides for our chief financial officer and chief executive officer to provide certain management consulting services to us. The agreement calls for payment of a monthly retainer of $15,000, on a month to month basis.

On May 15, 2008, our chief executive officer and chief financial officer were appointed to the board of directors of our wholly-owned subsidiary, Nexaira, Inc. On July 22, 2008, they were also appointed as officers of Nexaira, Inc.

On June 1, 2008, we amended the consulting agreement with Level Ten, raising the monthly retainer to $23,313. Total payments for management services under the agreement for the year ending October 31, 2009 and 2008 were $240,975 and $180,796, respectively.

Effective November 1, 2008, the Board approved the increase of our chief executive officer and chief financial officer’s consulting fees to $35,000 per month. In May 2010, the Board approved an increase of our chief executive officer and chief financial officer’s consulting fees to an aggregate of $36,667, to be retroactively effective as of November 1, 2009. The officers agreed to defer the increase until additional funding is raised by our company. As of October 31, 2009, deferred consulting fees outstanding totaled $179,025.

Pension, Retirement or Similar Benefit Plans

Effective January 1, 2008, we established a 401(k) defined contribution retirement savings plan under which eligible U.S. employees may choose to defer a portion of their eligible compensation on a pre-tax basis, subject to certain IRS limitations. The 401(k) Plan qualifies under Section 401(k) of the United States Internal Revenue Code of 1986, as amended. Our company may at its sole discretion match employee contributions. We did not make matching contributions in the year ended October 31, 2009.

There are no arrangements or plans in which we provide any other pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

Effective September 28, 2009, we adopted the Plan. The following table sets outs certain information concerning securities reserved for issuance under the Plan as of October 31, 2009:

Plan Category	Number of common shares to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of common shares remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	8,400,000	$0.16	6,600,000
Total	8,400,000	$0.16	6,600,000

2009 Stock Option Plan

We have reserved for issuance an aggregate of 15,000,000 shares of common stock under the Plan. This Plan is intended to encourage directors, officers, employees and consultants to acquire ownership of common stock. For more information with respect to the Plan and approval of the Plan at the Meeting, see below under the heading “Proposal Three – Approval of 2009 Stock Option Plan”.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this proxy statement.

None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors’ or executive officers’ indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

BDO Seidman, LLP has audited our financial statements since January 4, 2010. At the recommendation of the Audit Committee, the Board has selected BDO Seidman, LLP as our independent registered public accounting firm for the year ending October 31, 2010, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

Stockholder ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm is not required by the bylaws or otherwise. However, the Board is submitting the selection of BDO Seidman, LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Representatives of BDO Seidman, LLP attend all formal meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by BDO Seidman, LLP as well as the fees charged by BDO Seidman, LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence.

Our Audit Committee has considered and determined that the services provided by BDO Seidman, LLP are compatible with maintaining the principal’s accountant’s independence.

Representatives of BDO Seidman, LLP are expected to be present at the Meeting either in person or via conference call and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to BDO Seidman, LLP

BDO Seidman, LLP provided audit and other services during 2009 and 2008. This included the following fees:

	2009	2008
Audit Fees	$64,000	113,025
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$64,000	113,025

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit Related Fees. There were no audit related fees paid to BDO Seidman, LLP.

Tax Fees. There were no fees for professional services rendered for tax compliance, tax advice and tax planning paid to BDO Seidman, LLP.

All Other Fees. There were no other fees paid to BDO Seidman, LLP.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before BDO Seidman, LLP is engaged by our company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

-	approved by our audit committee; or

-	entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting.

The Audit Committee has considered the nature and amount of the fees billed by BDO Seidman, LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining BDO Seidman, LLP’s independence.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of BDO Seidman, LLP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
OF SELECTION OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF OUR COMPANY.

PROPOSAL NUMBER THREE
APPROVAL OF 2009 STOCK OPTION PLAN

General

The Board adopted the Plan on September 28, 2009 by unanimous consent resolution, with effectiveness of the Plan conditional upon stockholder approval. The Plan provides for the grant of options to acquire shares of our common stock to directors, officers, key employees and consultants of our company and our subsidiaries. The Plan is being submitted for your approval to obtain favorable federal income tax treatment for incentive stock options under Section 422 of the Internal Revenue Code and to comply with certain stock exchange rules in order to support our company’s potential to pursue listing on a stock exchange in the future. The closing price of our common stock as quoted on the OTC Bulletin Board on May 12, 2010 was $0.49 per share.

Under the Plan, eligible employees, consultants, and such other persons, other than directors, subject to tax in the United States who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the Plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the Plan, who are subject to tax in the United States, may receive “incentive stock options,” and non-United States residents may receive awards of “options.” The purpose of the Plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company.

The Board has determined that it is advisable and in the best interests of our company and stockholders to adopt the Plan. The Board believes that adoption of the Plan is in the best interests of our company and our stockholders because the ability to grant stock options under the Plan is an important factor in attracting, retaining and stimulating qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board of our company and our subsidiaries.

Description of the Plan

A copy of the Plan is attached hereto as Appendix B. The following summary of the material features of the Plan is qualified in its entirety by reference to the complete text of the Plan.

Administration

The Board has delegated administration of the Plan to our audit committee. As a result, the audit committee is currently the “plan administrator” of the Plan. The plan administrator has the authority to determine the terms and conditions of any agreements evidencing any award granted under the Plan and to establish, amend, suspend or waive any rules and regulations relating to our Plan. The plan administrator has full discretion to administer and interpret the Plan and to determine, among other things, the time or times at which awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Any director, officer, employee, consultant or advisor of our company or our subsidiaries may be eligible to participate in the Plan. We currently have 30 employees.

Incentive stock options may be granted to any individual who, at the time the stock option is granted is an employee of our company or any Related Corporation (defined below).

Non-qualified stock options may be granted to employees of our company or any Related Corporation and to such other persons who are not employees as the Plan Administrator selects, subject to applicable laws.

As used in the Plan, the term “Related Corporation” means any corporation (other than our company) that is a “Parent Corporation” of our company or “Subsidiary Corporation” of our company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the United States Internal Revenue Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

Available Shares

The aggregate number of shares of our company’s common stock with respect to which stock options may be granted under the Plan shall not exceed 15,000,000 shares. In general, if awards under the Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such options will again be available for the grant of awards under the Plan.

The maximum number of shares of common stock with respect to which any stock option may be granted under the Plan during any fiscal year to any eligible employee or consultant or other person as determined by the plan administrator will be such number of shares as determined by the plan administrator from time to time. If there is any change in our corporate capitalization, the plan administrator, in its sole discretion, may make substitutions or adjustments to the number of shares reserved for issuance under the Plan, the number of shares covered by awards then outstanding under the Plan, the limitations on awards under the Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine to be equitable.

Options Available for Grant

The plan administrator may grant awards of nonqualified stock options, incentive (qualified) stock options and options under the Plan.

Stock Options

The plan administrator may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of our company’s common stock. The plan administrator will determine the number of shares of common stock subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Stock options will be exercisable at such time or times and subject to such terms and conditions as determined by the plan administrator at grant and the exercisability of such options may be accelerated by the plan administrator in its sole discretion. Upon the exercise of an option, the optionee must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to our company to deliver promptly to our company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the plan administrator, including, without limitation, surrender of stock options for cashless exercise or by payment in full or in part in the form of shares of our company’s common stock.

Amendment and Termination

Notwithstanding any other provision of the Plan, our company’s board of directors may at any time amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the approval of our stockholders would need to be obtained to the extent required by Nevada law, Sections 162(m) and 422 of the Internal Revenue Code, and/or the requirements of any applicable stock exchange rule.

Miscellaneous

Awards granted under the Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that, subject to applicable laws, the plan administrator may provide for the transferability of incentive stock options without payment of consideration to immediate family members of an optionee or to trusts or partnerships or limited liability companies exclusively for the benefit of an optionee and the optionee’s immediate family members. Alternatively, for non-qualified stock options, an optionee’s heirs or administrators may exercise any portion of an optionee’s outstanding options within one year of an optionee’s death.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to stock options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

The following discussion applies to participants who are United States residents and subject to United States taxation.

Non-Qualified Stock Options

A non-statutory or non-qualified stock option is an option that does not meet the requirements of sections 421 through 422 of the United States Internal Revenue Code. A non-qualified stock option will be taxed in the hands of the optionee at the time of grant. The optionee will recognize ordinary income for United States tax purposes in the amount of the fair market value (less whatever the optionee paid for the option) in the year of grant. No income inclusion will result upon the exercise of the stock option, but the optionee may recognize a capital gain or loss when the underlying shares of our common stock are sold. In calculating the gain or loss, the optionee’s cost basis for the shares of our common stock will be the fair market value of the stock option when granted, plus the exercise price paid by the optionee for the shares of our common stock.

Qualified Stock Options

The United States Internal Revenue Code provides special tax treatment for qualified stock options meeting the requirements of section 422 of the United States Internal Revenue Code, commonly called “incentive stock options”.

If the stock option qualifies as an incentive stock option, the optionee will have no regular federal income tax liability upon its grant or upon its exercise. However, the excess, if any, of the fair market value of the underlying shares of our common stock on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise.

Once the optionee exercises an incentive stock option, he or she must hold the underlying shares of our common stock for at least two years from the date the stock option was granted or at least one year from the date the stock option was exercised, whichever is later. If the shares of our common stock are sold after the hold period, any gain (or loss) will be taxed as a capital gain (or loss). On the other hand, if any of the shares of our common stock are sold during the hold period, any gain on the shares of our common stock that are sold will be taxed as ordinary income. Note that the balance of the shares of our common stock will continue to qualify for capital gains treatment if it is held until the expiration of the hold period.

Under section 422 of the United States Internal Revenue Code, incentive stock options must meet the following requirements:

(a)	incentive stock options can entitle the employee to purchase shares of our common stock of the employer corporation, its parent or its subsidiary, but not of a sister corporation of the employer corporation;

(b)	incentive stock options can only be granted to an employee who, at the time of grant, does not own shares of our common stock having more than 10% of the total combined voting power of all classes of stock of the employer corporation, its parent or any subsidiary; provided that this limitation will not apply if, at the time of the grant, the exercise price is at least 110% of the fair market value of the underlying stock, and the stock option is by its terms not exercisable for a period of more than five years from the date on which it is granted;

(c)	generally, the exercise price of incentive stock options must be payable in cash, although this requirement is relaxed if the incentive stock option meets all of the requirements of section 422(b) of the United States Internal Revenue Code (thus making it possible for the optionee to pay the exercise price by, for example, surrendering stock of the issuer or transferring to the issuer other property);

(d)	incentive stock options must be granted under a plan adopted by the corporation;

(e)	the plan must be approved by the stockholders within 12 months before or after the date on which the plan is adopted;

(f)	the plan must set out the total number of shares that may be issued thereunder as well as the employees (or class of employees) who may receive the options;

(g)	the incentive stock options must be granted and exercised within 10 years from the date the plan is adopted or approved, whichever is earlier;

(h)	the option price must not be less than the fair market value of the stock at the time the option is granted;

(i)	incentive stock options must not be transferable except in the event of death; and

(j)	incentive stock options cease to qualify as such three months after the optionee ceases to be an employee, except where the optionee is disabled within the meaning of section 22(e)(3) of the United States Internal Revenue Code, in which case the three-month period is extended to one year.

In addition, the aggregate fair market value of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (granted under the plan and all other plans of the corporation, its parent or any subsidiary) must not exceed US$100,000. Any portion of an option which exceeds this limit is treated as a non-qualified stock option.

This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular holder of the shares of our common stock and should not be so construed. The tax consequences to any particular holder of the shares of our common stock will vary according to the status of that holder as an individual, trust, corporation or member of a partnership, the jurisdictions in which that holder is subject to taxation and, generally, according to that holder’s particular circumstances. Each holder should consult the holder’s own tax advisor with respect to the income tax consequences applicable to the holder’s own particular circumstances.

New Plan Benefits

The following stock option grants to employees, consultants, directors and officers of our company have been granted under the Plan. Exercise of such options is subject to approval of the Plan by our stockholders. Although shares of our common stock are quoted on the OTC Bulletin Board, no trades in our stock have been effected since the quotation date. As such, the benefits or amounts that will be received by the option holders is not determinable as there is no market value for our common shares.

The following table sets forth certain information regarding benefits or amounts that have been allocated to each of the following individuals under the Plan, the exercise of which is subject to approval of the Plan by our stockholders at the Meeting: (i) all persons named in the Summary Compensation Table above including JR Yakel who is not an executive officer of our company but was listed in the Summary Compensation Table by virtue of his compensation in 2009; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, excluding executive officers, as a group.

Name/Position	Dollar Value ($)	Number of Options Granted
Mark Sampson, President, CEO and Director	N/A(1)	1,312,500
Ralph Proceviat, Chief Financial Officer and Director	N/A(1)	875,000 (2)
JR Yakel, Vice President of Sales of Nexaira, Inc.	N/A(1)	600,000
Executive Group	N/A(1)	2,537,500 (2)
Non-Executive Director Group	N/A(1)	1,462,500
Non-Executive Officer Employee Group	Not determinable	6,631,250
(1)

With the exception of 175,000 options granted to our secretary, 75,000 options granted to JR Yakel and 150,000 options granted to a non-executive director, all on March 22, 2010 and each having an exercise price of $0.31 and an expiration date of March 22, 2015, and 437,500 options granted to a non-executive director on May 17, 2010, having an exercise price of $0.425 and an expiration date of May 17, 2015, these stock option grants were made to employees, consultants, directors and officers of our company in connection with the closing of the share exchange agreement dated September 28, 2009 among our company, NexAira, Inc. (now our wholly-owned subsidiary), the security holders of NexAira, Inc. and the wholly-owned subsidiaries of our company and NexAira, Inc. In accordance with the terms of the share exchange agreement, we agreed to grant each NexAira, Inc. option holder 1.75 options to purchase shares of our common stock in consideration for the cancellation of each NexAira option held by such option holder. As a result, effective October 5, 2009, we granted options to such option holders in the amounts set out in the table above, being all of the options that have been granted under the Plan. Exercise of such options is subject to approval of the Plan by our stockholders. Although shares of our common stock are quoted on the OTC Bulletin Board and there is now a market for our common shares, as of the grant date of October 5, 2009, no trades in our stock had been effected since the quotation date and, as such, the benefits or amounts that were received by these option holders is not determinable as there was no market value for our common shares on the date of the grant. The closing price of our common stock as quoted on the OTC Bulletin Board on May 12, 2010 was $0.49 per share.

(2)

This amount represents options granted to our executive officers, being our president, chief financial officer and secretary. This amount does not include 1,129,034 options that were granted to 0793296 BC Ltd. outside of the Plan in connection with the issuance of a convertible debenture agreement with 0792396 BC Ltd., a company wholly owned by Ralph Proceviat, which options have an exercise price of $0.20 per share and expire on November 7, 2010.

Dissenters’ Rights

Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with dissenters’ or appraisal rights in connection with this Proposal.

Board of Directors Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PLAN.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act’), stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2011 proxy statement, your proposal must be received by us no later than January 28, 2011 and must otherwise comply with Rule 14a-8 of Regulation 14A of the Exchange Act, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of the previous year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. While the Board will consider stockholder proposals, we reserve the right to omit from our 2011 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Nexaira Wireless Inc., Suite 1404 – 510 West Hastings Street, Vancouver, British Columbia Canada V6B 1L8, Attention: President.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report on Form 10-K for the year ended October 31, 2009. A copy of the Annual Report on Form 10-K has been sent, or is concurrently being sent, to all stockholders of record as of May 12, 2010.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single proxy statement annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with certain Canadian securities regulatory authorities and with the Securities and Exchange Commission in the United States. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com. Stockholders may contact our company to request copies of financial statements and management’s discussion and analysis at the following address: Sherrill Aspin, Secretary, at Suite 1404 – 510 West Hastings Street, Vancouver, British Columbia Canada V6B 1L8.

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended October 31, 2009 and 2008, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Mark Sampson
Mark Sampson
President, Chief Executive Officer
and Director

Dated: May 25, 2010

NEXAIRA WIRELESS INC.

Proxy

NEXAIRA WIRELESS INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT SUITE 1404 – 510 WEST HASTINGS STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6B 1L8 ON JUNE22, 2010, AT 2:00 PM

The undersigned holder of Common Stock of Nexaira Wireless Inc. (the “Company”) hereby appoints Mark Sampson, chief executive officer or Ralph Proceviat, chief financial officer, or , instead, of the foregoing, __________________________________________ as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual meeting (the “Annual Meeting”) of stockholders of the Company to be held on June 22, 2010 and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the Annual Meeting or such adjournment or adjournments thereof; provided, however, that without limiting the general authorization and power thereby given, the proxyholder named above is specifically directed, on any ballot that may be called for, to vote for or against, the Common Stock registered in the name of the undersigned as specified below (with a tick ✓ or an X):

The Common Stock represented by this proxy will be voted for or against in accordance with the foregoing directions on any ballot that may be called for and, if a choice is specified with respect to any matter to be acted upon, the Common Stock shall be voted accordingly. IF A STOCKHOLDER DOES NOT SPECIFY THAT THE COMMON STOCK ARE TO BE VOTED FOR OR AGAINST, SUCH COMMON STOCK WILL BE VOTED IN FAVOUR OF THE PROPOSAL ON ANY BALLOT THAT MAY BE CALLED FOR.

If any amendment or variations to matters identified in the notice of the Annual Meeting are proposed at the Annual Meeting or if any other matters properly come before the Annual Meeting, this proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgement of the person voting the proxy at the Annual Meeting.

The undersigned holder hereby revokes any proxy previously given to attend and vote at the Meeting.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

Resolutions
(For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

PROPOSAL 1. ELECTION OF DIRECTORS.	For	Against	Abstain
To elect as Director, Mark Sampson	☐	☐	☐
To elect as Director, Ralph Proceviat	☐	☐	☐
To elect as Director, Brad Weinert	☐	☐	☐
To elect as Director, James Grey	☐	☐	☐
To elect as Director, Michael Donnell	☐	☐	☐

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.	For	Against	Abstain
To ratify the selection of BDO Seidman LLP, Chartered Accountants, as the independent registered public accounting firm for the year ending October 31, 2010 and to authorize the Board of Directors to fix the remuneration of the auditors.
	☐	☐	☐

PROPOSAL 3. APPROVAL OF 2009 STOCK OPTION PLAN	For	Against	Abstain
To approve the adoption of the 2009 Stock Option Plan.	☐	☐	☐

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

A stockholder has the right to appoint as his or her proxyholder a person (who need not be a stockholder) to attend and to act on his or her behalf at the meeting other than those persons designated above. A stockholder may do so by inserting the name of such other person in the blank space provided or by completing another proper form of proxy and, in either case, by delivering the completed form of proxy by mail or other delivery to the Secretary of the Company, not later than the day preceding the day of the meeting or by depositing it with the Secretary of the meeting prior to the commencement of the meeting.

Name:

2.

This form of the proxy must be dated and signed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized.

3.	If this form of proxy is not dated, it is deemed to bear the date on which it was mailed by the management of the Company.

4.

If it is desired that the Common Shares represented by this proxy are to be voted for or against on any ballot that may be called for with respect to any matter, the appropriate box or boxes above provided for voting for or against should be marked (with a tick ✓ or an X).

5.	THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE COMPANY

6.	THIS PROXY IS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON JUNE 22, 2010 AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

To be represented at the Meeting, this proxy form must be received at the office of Empire Stock Transfer Inc. by mail or by fax no later than the last day preceding the day of the Meeting, or adjournment thereof, or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Empire Stock Transfer Inc.

1859 Whitney Mesa Drive, Henderson, NV 89014

Fax: 702.944.1444

APPENDIX A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2010

NEXAIRA WIRELESS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-153868
(Commission File Number)

20-8748507
(IRS Employer Identification No.)

#1404 – 510 West Hastings Street, Vancouver, BC V6B 1L8
(Address of principal executive offices and Zip Code)

(604) 682-5629
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On January 4, 2010, Manning Elliott LLP, Chartered Accountants (“Manning Elliott”), was dismissed as our principal independent accountant, and on January 4, 2010, we engaged, BDO Seidman, LLP as our principal independent accountant to audit our company’s consolidated financial statements for our Company’s new fiscal year end of October 31, as previously disclosed. The decision to appoint BDO Seidman, LLP was approved by our board of directors and by our audit committee.

Manning Elliott’s report on our financial statements dated November 6, 2009 for the two most recent fiscal years ended August 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Manning Elliott’s report contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended August 31, 2009 and 2008 and in the subsequent interim period through the date of dismissal on January 4, 2010, there were no disagreements, resolved or not, with Manning Elliott on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Manning Elliott, Chartered Accountants, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

During the two most recent fiscal years ended August 31, 2009 and 2008 and in the subsequent interim period through the date of dismissal of Manning Elliott on January 4, 2010, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Manning Elliott with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from Manning Elliott dated January 5, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two most recent fiscal years ended August 31, 2009 and 2008, and the subsequent interim period through the date of appointment of BDO Seidman, LLP on January 4, 2010, we have not, nor has any person on our behalf, consulted with BDO Seidman, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has BDO Seidman, LLP provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former principal independent accountant.

2

Item 9.01	Financial Statements and Exhibits.

16.1*	Letter from Manning Elliott, Chartered Accountants, dated January 5, 2010.

*filed herewith

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXAIRA WIRELESS INC.

By:	“Mark Sampson”
Name:	Mark Sampson
Title:	President, Chief Executive Officer and Director
Dated:	January 8, 2010

4

Exhibit 16.1

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC USA 20549

Re:	Nexaira Wireless Inc.

This letter will confirm that we reviewed Item 4.01 of the Company's Form 8-K dated January 5, 2010, captioned "Changes in Registrant’s Certifying Accountant” and that we agree with the all the statements made therein as they relate to Manning Elliott LLP.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

/s/ MANNING ELLIOTT LLP

CHARTERED ACCOUNTANTS
Vancouver, Canada

January 5, 2010

5

APPENDIX B

NEXAIRA WIRELESS,  INC.

2009 STOCK OPTION PLAN

This 2009 Stock Option Plan (the “Plan”) provides for the grant of options to acquire shares of common stock, $0.001 par value (the “Common Stock”), of Nexaira Wireless Inc., a Nevada corporation (the “Company”).  For the purposes of Eligible Employees (as defined below) who are subject to tax in the United States, stock options granted under this Plan that qualify under Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), are referred to in this Plan as “Incentive Stock Options”.  Incentive Stock Options and stock options that do not qualify under Section 422 of the Code (“Non-Qualified Stock Options”) and stock options granted to non-United States residents under this Plan are referred to collectively as “Options”.

1.                    PURPOSE

1.1                The purpose of this Plan is to retain the services of valued directors, officers, key employees and consultants of the Company and such other persons as the Plan Administrator (as defined herein) shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to directors, officers, consultants and other persons selected by the Plan Administrator.

1.2                This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable Canadian federal and provincial, and United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the “Applicable Laws”).

2.                   ADMINISTRATION

2.1                This Plan shall be administered initially by the Board of Directors of the Company (the “Board”), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board to administer the Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the “Plan Administrator”.

2.2                 If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, and (b) “Non-Employee Directors” as contemplated by Rule 16b‑3 under the Exchange Act.

2.3                The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option).  The members of any such Committee shall serve at the pleasure of the Board.  A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present.  Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4                The Board may at any time amend, suspend or terminate the Plan, subject to such shareholder approval as may be required by Applicable Laws, including the rules of an applicable stock exchange or other national market system, provided that:

(a)                no Options may be granted during any suspension of the Plan or after termination of the Plan; and

(b)                any amendment, suspension or termination of the Plan will not affect Options already granted, and such Options will remain in full force and affect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee (as defined below) and the Plan Administrator, which agreement will have to be in writing and signed by the Optionee and the Company.

2.5                Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)                construe and interpret this Plan;

(b)                define the terms used in the Plan;

(c)                 prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)                correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)                 grant Options under this Plan;

(f)                  determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, or otherwise;

(g)                 determine the time or times at which Options shall be granted under this Plan;

(h)                 determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)                   determine all other terms and conditions of the Options; and

(j)                    make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.6                All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries, subject to any contrary determination by the Board.

3.                   ELIGIBILITY

3.1                Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Company (as defined below) (“Eligible Employees”) subject to tax in the United States.

3.2                Non-Qualified Stock Options may be granted to Eligible Employees, Consultants, and to such other persons who are not Eligible Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3                Options may be granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other company and the Company or any subsidiary of the Company.  Options also may be granted in exchange for outstanding Options.

3.4                Unless otherwise approved by the Plan Administrator, no person shall be eligible to receive in an fiscal year, Options to purchase more than 5% of the outstanding shares of Common Stock (subject to adjustment as set forth in Section 5.1(m) hereof.  Any person to whom an Option is granted under this Plan is referred to as an “Optionee”.  Any person who is the owner of an Option is referred to as a “Holder”.

3.5                As used in this Plan, the term “Related Company” shall mean any company (other than the Company) that is a “Parent Company” of the Company or “Subsidiary Company” of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.                   STOCK

4.1                The Plan Administrator is authorized to grant Options to acquire up to a total of 15,000,000 shares of the Company’s authorized but unissued, or reacquired, Common Stock.  The number of shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof.  In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5.                   TERMS AND CONDITIONS OF OPTIONS

5.1                Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the “Agreement”).  Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable.  All Options also shall comply with the following requirements:

(a)                 Number of Shares and Type of Option

Each Agreement shall state the number of shares of Common Stock to which it pertains and, for Optionees subject to tax in the United States, whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, provided that:

(i)                   in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(ii)                 the aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee subject to tax in the United States during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Company or a predecessor company) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the “Annual Limit”); and

(iii)               any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)                 Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the “Date of Grant”).

(c)                 Option Price

Each Agreement shall state the price per share of Common Stock at which it is exercisable.  The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws;  provided that:

(i)                   the per share exercise price for an Incentive Stock Option or any Option granted to a “covered employee” as such term is defined for purposes of Section 162(m) of the Code (“Covered Employee”) shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)                 with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value (as such term is defined in (v) below) per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(iii)               Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other company and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur; and

(iv)               with respect to Non-Qualified Stock Options, the exercise price per share shall be determined by the Plan Administrator at the time the Option is granted.

(v)                 For the purposes of the Plan, “Fair Market Value” means, with respect to the Common Stock and as of the date an Incentive Stock Option is granted hereunder, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows: (i) if the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;  (ii) if the Common Stock was traded over-the-counter on the date in question and was classified as a national market, then the Fair Market Value will be equal to the last-transaction price quoted on the national market for such date; (iii) if the Stock was traded over-the-counter on the date in question but was not classified as a national market, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted on the over-the-counter for such date; and (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

(d)                 Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant.  In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Plan shall expire five (5) years from the Date of Grant.

(e)                 Vesting Schedule

No Option shall be exercisable until it has vested.  The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest as follows:

(i)                  on the first anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to 25% of the Common Stock to which it pertains;

(ii)                 on the second anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to an additional 25% of the Common Stock to which it pertains;

(iii)               on the third anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to an additional 25% of the Common Stock to which it pertains; and

(iv)               on the fourth anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to balance of the Common Stock to which it pertains.

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives.  Performance objectives shall be expressed in terms of one or more of the following:  return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan, or such other terms as determined and directed by the Board.  Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Company, or a subdivision, operating unit, product or product line of either of the foregoing.  Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range.  An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(f)                  Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.  The vesting of Options also shall be accelerated under the circumstances described in Section 5.1(m) below.

(g)                Term of Option

(i)                   Options that have vested as specified by the Plan Administrator or in accordance with this Plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

A.                  the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;
B.                   the date of an Optionee’s termination of employment or contractual relationship with the Company or any Related Company for cause (as determined in the sole discretion of the Plan Administrator) or the date of resignation by the Optionee from the Optionee’s employment or contractual relationship with the Company or any Related Company;

C.                   the expiration of three (3) months from the date of an Optionee’s termination of employment or contractual relationship with the Company or any Related Company for any reason whatsoever other than cause, death or Disability (as defined below); or
D.                  the expiration of one year (1) from termination of an Optionee’s employment or contractual relationship by reason of death or Disability (as defined below).

(ii)                 Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee’s rights under such Option shall pass by the Optionee’s will or by the laws of descent and distribution of the Optionee’s domicile at the time of death and only until such Options terminate as provided above.

(iii)                For purposes of the Plan, unless otherwise defined in the Agreement, “Disability” shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than six (6) months or that can be expected to result in death.  The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator.  Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee’s termination of employment or contractual relationship.

(iv)               Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon the Optionee resigning from or the Company terminating the Optionee’s employment or contractual relationship with the Company or any Related Company for any reason whatsoever, including death or Disability.

(v)                 For purposes of this Plan, transfer of employment between or among the Company and/or any Related Company shall not be deemed to constitute a termination of employment with the Company or any Related Company.  For purposes of this subsection, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee’s re-employment rights are guaranteed by statute or by contract.

(h)                Exercise of Options

(i)                  Options shall be exercisable, in full or in part, at any time after vesting, until termination.  If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term.  No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Section 5.1(m) below) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested.  Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii)                 Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5.1(i) below.  The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise.

(iii)                During the lifetime of an Optionee, Options are exercisable only by the Optionee or in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by subsection 5.1(k) hereof.

(i)                   Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier’s check.  In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)                  by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

(ii)                 by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j)                  No Rights as a Shareholder

A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise.  Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)                 Transfer of Option

(i)                  Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws:

A.                  for Incentive Stock Options, any Agreement may provide or be amended to provide that an Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee’s immediate family members; or
B.                   for Non-Qualified Stock Options, the Optionee’s heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee’s death.

(ii)                 Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)                   Securities Regulation and Tax Withholding

(i)                  Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all Applicable Laws.  The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any Options or shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Options or shares.

(ii)                 As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares.  At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration.  The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal, provincial or state securities laws.  THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)               The Holder shall pay to the Company by wire transfer, certified or cashier’s check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option.  Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.                  by delivering to the Company shares of Common Stock previously held by such Holder or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or
B.                   by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)               The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal, provincial and state securities laws and the withholding provisions under Applicable Laws have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in paragraph 5.1(l)(iii) above.

(m)               Stock Dividend or Reorganization

(i)                   If: (1) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations thereunder; (2) the Company shall declare a dividend payable in, or shall subdivide, reclassify, reorganize, or combine, its Common Stock or otherwise effect a change in the outstanding Common Stock as a result of a stock split, reverse stock split or other recapitalization; or (3) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan and the exercise price for such Options shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company’s shareholders, or any Holder, so as to preserve the proportional rights of the Holder.

(ii)                 In the event that the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

(iii)                If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company’s shareholders, or any Holder.

(iv)               If the shareholders of the Company receive shares in the capital of another company ("Exchange Shares") in exchange for their Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving company immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding company), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Company and the company issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder's right to exercise the Holder's Options pursuant to, the provisions of Section 5.1(m)(ii).  The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Common Stock receive in such merger, consolidation, acquisition or property or stock, separation or reorganization.  Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Shares.

(v)                The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

(vi)               The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.                   EFFECTIVE DATE; SHAREHOLDER APPROVAL

6.1                Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted (the “Effective Date”) through the day immediately preceding the tenth anniversary of the Effective Date.

6.2                Non-Qualified Stock Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion.

6.3                Termination of this Plan shall not terminate any Option granted prior to such termination.

6.4                The approval of Disinterested Shareholders will be obtained for any reduction in the exercise price of Options if the Optionee is an Insider of the Company at the time of the proposed amendment.  The terms “Disinterested Shareholder” and “Insider” shall have the meanings as defined for those terms in the Applicable Laws.

6.5                Any Options granted by the Plan Administrator prior to the approval of this Plan by the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date.  If such shareholder ratification is sought and not obtained, all Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.  In addition, any such Options will remain unvested unless and until shareholder approval is obtained.

7.                   NO OBLIGATIONS TO EXERCISE OPTION

7.1                The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.                   NO RIGHT TO OPTIONS OR TO EMPLOYMENT

8.1                Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan.

8.2                The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a Related Company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

9.                   APPLICATION OF FUNDS

9.1                The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10.                INDEMNIFICATION OF PLAN ADMINISTRATOR

10.1              In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.                AMENDMENT OF PLAN

11.1             The Plan Administrator may, subject to Applicable Laws, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however that:

(a)                 no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made over the objection of such Holder;

(b)                 the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders;

(c)                 the Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement; and

(d)                 the Plan Administrator may not increase the number of shares available for issuance on the exercise of Incentive Stock Options without shareholder approval.

11.2            Without limiting the generality of Section 11.1 hereof, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside Canada and the United States to recognize differences in local law, tax policy or custom.

Effective Date: September 28, 2009